As filed with the Securities and Exchange Commission on August 31, 2000.
                                                      Registration No. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                                  EZENIA! INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   04-3114212
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

NORTHWEST PARK, 63 THIRD AVENUE, BURLINGTON, MASSACHUSETTS             01803
(Address of Principal Executive Offices)                             (Zip Code)

                             ----------------------

                 AMENDED AND RESTATED 1991 STOCK INCENTIVE PLAN
                       1995 EMPLOYEE STOCK PURCHASE PLAN
                           (FULL TITLE OF THE PLANS)

                             ----------------------

                                 KHOA D. NGUYEN
                        Chairman of the Board, President
                          and Chief Executive Officer
                                  Ezenia! Inc.
                                 Northwest Park
                                63 Third Avenue
                              Burlington, MA 01803
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (781) 229-2000
          TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE

                             ----------------------

                                    Copy to:
                              DAVID L. ENGEL, ESQ.
                                BINGHAM DANA LLP
                               150 Federal Street
                          Boston, Massachusetts 02110
                                 (617) 951-8000


                                CALCULATION OF REGISTRATION FEE
===========================================================================================
                                              Proposed      Proposed
     Title Of                                 Maximum       Maximum
    Securities               Amount           Offering      Aggregate       Amount Of
     To Be                   To Be            Price Per     Offering        Registration
    Registered             Registered         Share (1)      Price              Fee
--------------------------------------------------------------------------------------------
Common Stock,
$.01 par value per share    3,563,130         $3.344      $11,915,106.72    $3,145.59
============================================================================================

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, as amended, based on the average of the high and low prices of the Registrant's Common Stock, $.01 par value per share, reported by the Nasdaq National Market on August 24, 2000.

                                  INTRODUCTION

        This Registration Statement on Form S-8 is filed by Ezenia! Inc., a Delaware corporation (the "Company" or the "Registrant"), in connection with the registration of 3,563,130 shares of common stock, par value $0.01 per share of the Company ("Common Stock"), which are in addition to the 2,526,025 shares of common stock, par value $0.01 per share of the Company which were registered on the Company's Form S-8 filed on August 25, 1995 (File No. 33-96192) (the "Prior Registration Statement"). The shares registered by this Registration Statement include shares of the Company's Common Stock available for issuance upon exercise of stock options, or as restricted stock awards, granted or to be granted under the Company's Amended and Restated 1991 Stock Incentive Plan and under the Company's 1995 Employee Stock Purchase Plan. Pursuant to General Instruction E of Form S-8, the contents of the Prior Registration Statement, to the extent relating to the registration of the Shares and except as otherwise set forth in this Registration Statement, are incorporated by reference herein.

ITEM 8.  EXHIBITS.

        The following exhibits are filed as part of this Registration Statement:

          4.1 Amended and Restated Certificate of Incorporation of the Registrant, as amended.

          *4.2 Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-91132), filed on April 12, 1995.)

          *4.3 Registrant's Amended and Restated 1991 Stock Incentive Plan.
               (Incorporated by reference to Exhibit 10.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-91132), filed on April 12, 1995.)

          4.4  Registrant's 1995 Employee Stock Purchase Plan, as amended.

          5 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

          23.1 Consent of Ernst & Young LLP, independent auditors.

          23.2 Consent of Bingham Dana LLP (included in Exhibit 5).

          24 Power of Attorney (included on the signature page of this Registration Statement).

-----------------------
*Previously filed with the Registrant's Prior Registration Statement, and incorporated by reference herein.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Burlington, Commonwealth of Massachusetts, as of the 31st day of August 2000.


                            EZENIA! INC.


                            By: /s/ Khoa D. Nguyen
                                ------------------------------
                                Khoa D. Nguyen
                                Chairman, President and Chief Executive Officer

                               POWER OF ATTORNEY

        Each person whose signature appears below hereby appoints Khoa D. Nguyen, Stephen G. Bassett, and each of them severally, his true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Securities and Exchange Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated as of the 31st day of August 2000.

        Signature               Title
        ---------               -----
/s/ Khoa D. Nguyen              Chairman of the Board of Directors, President and Chief Executive
--------------------------      Officer (principal executive officer)
Khoa D. Nguyen

/s/ Stephen G. Bassett          Chief Financial Officer (principal financial and accounting officer)
-------------------------
Stephen G. Bassett

/s/ William E. Foster           Director
-------------------------
William E. Foster

/s/ John F. Keane, Jr.          Director
-------------------------
John F. Keane, Jr.

/s/ John A. McMullen            Director
-------------------------
John A. McMullen

                                Director
-------------------------
Roy G. Perry

                                 EXHIBIT INDEX

4.1 Amended and Restated Certificate of Incorporation of the Registrant, as amended.

*4.2 Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-91132), filed on April 12, 1995.)

*4.3 Registrant's Amended and Restated 1991 Stock Incentive Plan. (Incorporated by reference to Exhibit 10.1 to the Registrant's Registration Statement on Form S-1 (Registration No. 33-91132), filed on April 12, 1995.)

4.4  Registrant's 1995 Employee Stock Purchase Plan, as amended.

5 Opinion of Bingham Dana LLP as to the legality of the securities being registered.

23.1 Consent of Ernst & Young LLP, independent auditors.

23.2 Consent of Bingham Dana LLP (included in Exhibit 5).

24 Power of Attorney (included on the signature page of this Registration Statement).

-----------------------
*Previously filed with the Registrant's Prior Registration Statement, and incorporated by reference herein.